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                                                                    Exhibit 10.1


                                 FIRST AMENDMENT

                  FIRST AMENDMENT, dated as of November 30, 2001 (this "Amendment"), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April
 ---------
28, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among REMINGTON ARMS COMPANY, INC., a Delaware corporation
 ----------------
(the "Borrower"), the several banks and other financial institutions from time
      --------
to time parties thereto (the "Lenders"), THE CHASE MANHATTAN BANK, as
                              -------
administrative agent for the Lenders hereunder (in such capacity the "Administrative Agent"), BANK OF AMERICA, N.A., as syndication agent, GOLDMAN
 --------------------
SACHS CREDIT PARTNERS L.P., as documentation agent, and J.P. MORGAN SECURITIES INC. and BANC OF AMERICA SECURITIES LLC, as joint lead arrangers.

                              W I T N E S S E T H:
                               - - - - - - - - - -


                  WHEREAS, the Borrower has requested that the Lenders amend certain covenants in the Credit Agreement as set forth herein; and

                  WHEREAS, the Lenders are willing to amend such covenants in the Credit Agreement on and subject to the terms and conditions set forth herein.

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties agree as follows:

                  SECTION 1.  Definitions.  Unless otherwise defined herein,
                              -----------
terms defined in the Credit Agreement are used herein as therein defined.

                  SECTION 2.  Amendment to Section 8.1 (Financial Condition
                              ---------------------------------------------
Covenants). Section 8.1(b) is hereby deleted in its entirety and the following
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is hereby substituted in lieu thereof:

                  "Consolidated Leverage Ratio: Permit the Consolidated Leverage
                   ---------------------------
         Ratio as at the last day of any fiscal quarter of Borrower occurring during the period set forth below to be greater than the ratio set forth opposite such period set forth below:

                  Period                    Ratio
                  ------                    -----
                  3/30/00-12/30/00          3.75 to 1.00
                  12/31/00-12/30/01         3.25 to 1.00
                  12/31/01-9/29/02          3.35 to 1.00
                  9/30/02-12/30/02          3.25 to 1.00
                  thereafter                2.75 to 1.00"

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                                                                               2

     SECTION 3. Representations and Warranties. In order to induce the
                ------------------------------
Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that the representations and warranties made in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date (as defined below), before and after the effectiveness this Amendment, as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date.

     SECTION 4. Conditions Precedent. This Amendment shall become effective on
                --------------------
the date on which (the "Amendment Effective Date") the Administrative Agent
                        ------------------------
shall have received (i) this Amendment, executed and delivered by a duly authorized officer of each of the Borrower and the Required Lenders, (ii) the acknowledgement and consent, executed and delivered by a duly authorized officer of each of the entities listed thereon, and (iii) a fee, for the benefit of each Lender executing and delivering this Amendment on or before November 30, 2001, in an amount equal to 0.10% of such Lender's Revolving Credit Commitment.

     SECTION 5. No Default or Event of Default. On and as of the Amendment
                ------------------------------
Effective Date and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

     SECTION 6. Continuing Effect of Credit Agreement. This Amendment shall not
                -------------------------------------
constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of any party hereto that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effects and are hereby ratified and confirmed in all respects. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

     SECTION 7. Expenses. The Borrower agrees to pay or reimburse the
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Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with (a) the negotiation, preparation, execution and delivery of this Amendment and any other documents prepared in connection herewith, including the fees and expenses of Simpson Thacher & Bartlett, counsel to the Administrative Agent, and (b) the enforcement or preservation of any rights under this Amendment and any other such documents.

     SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
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CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     SECTION 9. Counterparts. This Amendment may be executed by the parties
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hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of


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                                                                               3

this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                                REMINGTON ARMS COMPANY, INC.


                                                By:  /s/ Mark A. Little
                                                     ---------------------------
                                                     Name: Mark A. Little
                                                     Title: Executive Vice-
                                                     President, CFO and CAO


                                                THE CHASE MANHATTAN BANK, as
                                                Administrative Agent and as a
                                                Lender

                                                By:  /s/ William J. Caggiano
                                                     ---------------------------
                                                     Name: William J. Caggiano
                                                     Title: Managing Director

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                           ACKNOWLEDGEMENT AND CONSENT
                           ---------------------------

Each of the undersigned hereby acknowledges and consents to the execution and delivery by the Borrower of this Amendment and any other documents, instruments and agreements contemplated hereby. Each of the undersigned hereby further (a) acknowledges and agrees that each of the Security Documents to which it is a party shall remain in full force and effect after giving effect to the terms of this Amendment and such other documents, instruments and agreements and (b) confirms that the provisions of the Security Documents shall apply to it, mutatis mutandis.
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                                            REMINGTON ARMS COMPANY, INC.

                                            By:      /s/ Mark A. Little
                                                --------------------------------
                                                Name:  Mark A. Little
                                                Title: Executive Vice-President,
                                                       CFO and CAO



                                            RACI HOLDING, INC.

                                            By:      /s/ Mark A. Little
                                                --------------------------------
                                                Name: Mark A. Little
                                                Title:Executive Vice-President,
                                                      CFO and CAO



                                            RA BRANDS, L.L.C.

                                            By:      /s/ Mark A. Little
                                                --------------------------------
                                                Name: Mark A. Little
                                                Title:Vice-President

                                            RA FACTORS, L.L.C.

                                            By:      /s/ Mark A. Little
                                                --------------------------------
                                                Name: Mark A. Little
                                                Title:President